SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Preliminary Proxy Statement
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( )	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

SKINVISIBLE, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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6320 Sandhill Road, Suite 10
Las Vegas, Nevada 89120

August 7, 2006

Dear Shareholder:

The annual meeting of the shareholders of Skinvisible, Inc. (the "Company" or “Skinvisible”) will be held at 3273 E. Warm Springs Rd., Las Vegas, Nevada, 89120 on August 31, 2006, at 10:00 a.m. Pacific Standard Time, for the following purposes:

1.	To elect three directors to serve until the next annual meeting or until any successors are elected and qualified;

2.	To confirm the appointment of Sarna & Company as auditors for the Company;

3.	To approve the adoption of the 2006 Skinvisible, Inc. Stock Option Plan; and

4.	To transact any other business that may properly come before the meeting or any adjournment of the meeting.

Shareholders of record at the close of business on July 17, 2006 are entitled to notice of and to vote at the meeting. The Company’s proxy statement accompanies this notice.

All shareholders are invited to attend the meeting in person.

BY ORDER OF THE BOARD OF DIRECTORS,

TERRY HOWLETT
Chief Executive Officer, Chief Financial Officer and Director

Las Vegas, Nevada
August 7, 2005
IMPORTANT
Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE SKINVISIBLE, INC. THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

SKINVISIBLE, INC.
6320 South Sandhill Road, Suite 10
Las Vegas, Nevada
89120

 August 7, 2006

PROXY STATEMENT FOR ANNUAL MEETING
OF SHAREHOLDERS
TO BE HELD AUGUST 31, 2006

NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ANY OTHER PERSON.

THE ANNUAL MEETING

MATTERS TO BE CONSIDERED

This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of Skinvisible to be voted at the annual meeting of shareholders of Skinvisible (the “annual meeting”), which will be held at 10:00 a.m. Pacific Time on August 31, 2006, at 3273 E. Warm Springs Rd., Las Vegas, Nevada 89120. The purpose of the annual meeting is to consider and vote upon the election of its board of directors, to confirm the appointment of Sarna & Company as auditors for the Company, to approve the adoption of the 2006 Skinvisible, Inc. Stock Option plan, and to transact such other business as may properly come before the meeting. This proxy statement and the enclosed form of proxy are first being mailed to Skinvisible shareholders on or about August 15, 2006.

RECORD DATE

The board of directors of Skinvisible has fixed the close of business on July 17, 2006 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting. At the record date, there were approximately 63,027748 shares of common stock issued, outstanding, and entitled to vote at the annual meeting. Holders of common stock are entitled to one vote at the annual meeting for each share of common stock held of record at the record date. There are no separate voting groups or separate series of stock.

SOLICITATION OF PROXIES

In addition to the solicitation of proxies by the board of directors through use of the mails, proxies may also be solicited by Skinvisible and its directors, officers and employees (who will receive no additional compensation therefore) by telephone, telegram, facsimile transmission or other electronic communication, and/or by personal interview. Skinvisible will reimburse banks, brokerage houses, custodians and other fiduciaries who hold shares of common stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. Skinvisible will bear the costs of the annual meeting and of soliciting proxies therefore, including the cost of printing and mailing this proxy statement and related materials. Skinvisible has spent approximately $3,000 in legal and other expenses in the preparation of this proxy statement and other expenses connected with the solicitation of security holders. It is anticipated that Skinvisible will spend approximately an additional $3,000 in solicitation of security holders before the meeting is held.

Any questions or requests for assistance regarding Skinvisible proxies and related materials may be directed in writing to the Chief Executive Officer, Terry Howlett, at 6320 South Sandhill Road, Suite 10, Las Vegas, Nevada 89120.

QUORUM

One Percent (1%) of the issued and outstanding shares of Common Stock entitled to vote as of the Record Date, represented in person or by proxy, is required for a quorum at the Annual Meeting.

VOTE REQUIRED AND VOTING

Election of directors shall be accomplished by the three candidates receiving a plurality of the votes cast at a shareholder's meeting by the shareholders entitled to vote in the election. Votes that are withheld will be counted as present for the purpose of determining the existence of a quorum, but will have no other effect on the election of directors.

Approval of the 2006 Skinvisible, Inc. Stock Option Plan and confirmation of Sarna & Company as auditors for the Company will require the affirmative vote of the holders of a majority of the votes cast, excluding abstentions, at any meeting at which a quorum is present.

Shares of Common Stock that are represented by properly executed proxies, unless such proxies shall have previously been properly revoked (as provided herein), will be voted in accordance with the instructions indicated in such proxies. If no contrary instructions are indicated, such shares will be voted FOR the nominees for the Board named herein and and FOR the approval of all other proposals set forth in the accompanying Notice of Meeting and on the proxy card, and in the discretion of the persons named in the proxy as proxy appointees, as to any other matter that may properly come before the Annual Meeting (of which the Company is not presently aware). Shares represented by proxies that have voted against the propositions presented at the meeting cannot be used to postpone or adjourn the meeting in order to solicit more votes for the proposition.

Brokers who hold shares in a street name have the authority to vote when they have not received instructions from the beneficial owners. Brokers who do not receive instructions but who are present, in person or by proxy, at the annual meeting will be counted as present for quorum purposes.

OTHER MATTERS

It is not expected that any matters other than those referred to in this proxy statement will be brought before the annual meeting. If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incident to the conduct of the annual meeting.

SHAREHOLDER PROPOSALS

No proposals have been received from any shareholder to be considered at the Annual Meeting.

DISSENTERS’ RIGHT OF APPRAISAL

There are no rights of appraisal or similar rights of dissenters with respect to any of the scheduled matters to be acted upon at the annual meeting.

REVOCATION OF PROXY

Any shareholder may revoke his, her or its proxy (other than an irrevocable proxy coupled with an interest) at any time before it is voted, by: (1) filing with the corporate secretary of Skinvisible, Inc. an instrument revoking the proxy; (2) returning a duly executed proxy bearing a later date; or (3) attending the annual meeting and voting in person. Attendance at the annual meeting will not by itself constitute revocation of a proxy.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No person has any substantial interest, direct or indirect, in the any matter to be acted upon other than the election of directors.

SHAREHOLDERS ARE URGED TO READ AND CAREFULLY CONSIDER THE INFORMATION PRESENTED IN THIS PROXY STATEMENT, AND SHAREHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING PREPAID ENVELOPE.

PROPOSAL 1

ELECTION OF DIRECTORS

Three directors are to be elected at the Annual Meeting, to hold office for one year until the next annual meeting of shareholders, and until their successors are elected and qualified. It is intended that the accompanying proxy will be voted in favor of the following persons to serve as directors unless the shareholder indicates to the contrary on the proxy. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.

NOMINEES

Name	Age	Position with the Company
Terry Howlett	58	Chief Executive Officer, Chief Financial Officer, and Director
Jost Steinbruchel	66	Director
Greg McCartney	55	Director

Mr. Terry H. Howlett, has been the Company's President & Director since March 5, 1998. Mr. Howlett has a diversified background in market initialization and development, sales and venture capital financing for emerging growth companies. He has held senior management, marketing and sales positions with various companies, including the Canadian Federation of Independent Business, Family Life Insurance, and Avacare of Canada and founded Presley Laboratories, Inc., which marketed cosmetic and skin, care products on a direct sales basis. For the ten years prior to becoming President of the Company, Mr. Howlett was the President and CEO of Voice-it Solutions, Inc., a publicly traded company on the Vancouver Stock exchange that made voice response software for order entry systems.

Mr. Jost Steinbruchel, has been the Company's Director since February 17, 1999. Mr. Steinbruchel has operated his own company since 1984, in Geneva Switzerland specializing in financial engineering in international trade throughout a wide network of banking relations, principally in Europe, China, Australia and Africa. Previously, he spent 20 years of his professional career as an executive in international banking with Lloyds of London, Citicorp and Credit Suisse. Mr. Steinbruchel has a law degree from Sorboure, Paris.

Mr. Greg McCartney has been the Company’s Director since January 10, 2005. Mr. McCartney is currently the Chairman of the Board for Genesis Bioventures and also formerly served as their CEO. Genesis Bioventures is currently trading on the American Stock Exchange. Mr. McCartney has over 20 years experience serving as officer and director of both private and public companies in various manufacturing and technology industries. Prior to founding BioLabs in 1997, Mr. McCartney was the founder and director of Aspenwood Holdings Corporation, a business consulting firm specializing in financing, public relations and venture capital in the technology and manufacturing industries. From 1986 to 1995 he was the President of an emerging high technology company and also served as officer and director of other companies. Previously, he was involved with international real estate and land development.

TERM OF OFFICE

The Company’s directors are appointed for one year terms to hold office until the next annual general meeting of the stockholders or until removed from office in accordance with the Company’s by-laws.

Officers of the Company are appointed by its board of directors and hold office until removed by the board.

EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

The following table sets forth the names of the Company’s executive officers, their ages, and present position.

Name	Age	Position with the Company
Terry Howlett	58	Chief Executive Officer, Chief Financial Officer

Information describing the background and experience of Mr. Howlett is set forth above.

We have one significant employee that makes a significant contribution to our business other than our officers and directors.

Dr. James A. Roszell, Ph.D, is a doctoral chemist with over 35 years' experience in product formulation, experimental design, analysis, and method validation. Since joining Skinvisible in 1998, he has been responsible for research and development of our patented technology, related polymer delivery vehicles, product formulations and compositions. Dr. Roszell is a joint contributor to Skinvisible's Patent Number 6.756.059 and responsible for our four pending patents. Prior to joining Skinvisible, he worked as chemist for Supertech Products, Inc. in Florida where his responsibilities included ensuring compliance with OSHA, EPA and other standards and regulations, maintenance of quality control, research and development for new products. Dr. Roszell's background includes work in chemical, pharmaceutical, environmental and clinical laboratory arenas. His chemical and scientific expertise makes a significant contribution to our business.

EXECUTIVE COMPENSATION

The table below summarizes all compensation awarded to, earned by, or paid to the Company’s former or current executive officers for each of the last three completed fiscal years.

		Annual Compensation				Long Term Compensation
Name	Title	Year	Salary	Bonus	Other Annual Compensation	Restricted Stock Awarded	Warrants & Options	LTIP payouts ($)	All Other Compensation
Terry Howlett	CEO, and CFO	2005 2004 2003	145,000 198,242 73,000	0 0 0	24,522 0 0	85,000 0 0	0 0 1,200,000	0 0 0	0 0 0

DIRECTOR COMPENSATION

On February 4, 2005, we issued 500,000 shares of restricted common stock each Terry Howlett and Jost Steinbruchel in connection with services rendered during the 2004 fiscal year to us as members of our board of directors. During the year ended December 31, 2005, we issued Mr. Greg McCartney options to purchase 100,000 shares of our common stock at the exercise price of $0.10 per shares exercisable for a period of five years from the date of issuance.

STOCK OPTION GRANTS

We did not grant any stock options to our executive officers during the year ended December 31, 2005. We have not granted any stock options to our executive officers since December 31, 2005.

FAMILY RELATIONSHIPS

There are no family relationships between or among the directors, executive officers or persons nominated or chosen by us to become directors or executive officers.

LEGAL PROCEEDINGS

No director or officer or any associate of any director or officer is a party adverse to the Company or has any material interest adverse to the Company.

To the best of our knowledge, during the past five years, none of the following occurred with respect to any director, person nominated to become a director, of executive officer of the Company: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None of our directors or executive officers, nor any proposed nominee for election as a director, nor any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to all of our outstanding shares, nor any members of the immediate family (including spouse, parents, children, siblings, and in-laws) of any of the foregoing persons has any material interest, direct or indirect, in any transaction since our incorporation or in any presently proposed transaction which, in either case, has or will materially affect us.

Our policy regarding related transactions requires that any director or officer who has an interest in any transaction disclose the presence and the nature of the interest to the board of directors prior to any approval of the transaction by the board of directors. The transaction may then be approved by a majority of the disinterested directors, provided that an interested director may be counted in determining the presence of a quorum at the meeting of the board of directors to approve the transaction.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The following persons have failed to file, on a timely basis, the identified reports required by Section 16(a) of the Exchange Act during the most recent fiscal year ended December 31, 2005:

Name and Principal Position	Number of Late Reports	Transactions Not Timely Reported	Known Failures to File a Required Form
Terry Howlett, CEO, CFO, & Director	5	6	0
Greg McCartney, Director	1	1	0
Jost Steinbruchel, Director	1	3	0

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below provides the beneficial ownership of our common stock by each person known by us to beneficially own more than 5% of our common stock outstanding as of July 17, 2006 and by our officers and directors as a group. Except as otherwise indicated, all shares are owned directly.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Except as described in the footnotes to this table, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by them. Except as otherwise indicated, the address of each person named in this table is c/o Skinvisible, Inc. 6320 South Sandhill Road, Suite 10, Las Vegas, Nevada 89120.

Title of class	Name and address of beneficial owner	Number of Shares of Common Stock	Percentage of Common Stock
Common Stock	Terry Howlett	7,723,248	11.6%(1)
Common Stock	Jost Steinbruchel	3,350,000	5.0%(2)
Common Stock	Greg McCartney	190,000	0.3%(3)
Common Stock	All Officers and Directors as a Group (3 persons)	11,263,248	16.9%

________
* Based on a denominator of 63,027,748 shares of common stock outstanding as of July 17, 2006 plus the listed beneficial owners’ issued options and warrants that were exercisable within 60 days.

(1) Includes options that may be exercised immediately to purchase 1,200,000 shares at a price of $0.05 and warrants that may be immediately exercised to purchase 1,000,000 shares at a price of $0.05.
(2) Includes options that may be exercised immediately to purchase 300,000 shares at a price of $0.05, warrants that may be exercised immediately to purchase 1,000,000 shares at a price of $0.05., and warrants that may be exercised immediately to purchase 150,000 shares at a price of $0.15.
(3) Includes options that may be exercised immediately to purchase 100,000 shares at a price of $0.10.

The Company knows of no other person who is the beneficial owner of more than five percent of the Company’s common stock.

COMMITTEES OF THE BOARD

Skinvisible, Inc. does not currently have a compensation committee, executive committee, or stock plan committee. Skinvisible, Inc. is currently quoted on the OTC Bulletin Board (“OTCBB”), which is sponsored by the NASD, under the symbol “SKVI.” The OTCBB does not have any listing requirements mandating the establishment of any particular committees.

AUDIT COMMITTEE

We do not have a separately-designated standing audit committee. The entire Board of Directors performs the functions of an audit committee, but no written charter governs the actions of the Board when performing the functions of what would generally be performed by an audit committee. The Board approves the selection of our independent accountants and meets and interacts with the independent accountants to discuss issues related to financial reporting. In addition, the Board reviews the scope and results of the audit with the independent accountants, reviews with management and the independent accountants our annual operating results, considers the adequacy of our internal accounting procedures and considers other auditing and accounting matters including fees to be paid to the independent auditor and the performance of the independent auditor.

For the fiscal year ending December 31, 2005, the Board:

1)	Reviewed and discussed the audited financial statements with management, and

2)	Reviewed and discussed the written disclosures and the letter from our independent auditors on the matters relating to the auditor's independence.

Based upon the Board’s review and discussion of the matters above, the Board authorized inclusion of the audited financial statements for the year ended December 31, 2005 to be included in the Annual Report on Form 10-KSB and filed with the SEC.

NOMINATION COMMITTEE

The Company's Board of Directors does not maintain a nominating committee. As a result, no written charter governs the director nomination process. The size of the Company and the size of the Board, at this time, do not require a separate nominating committee.

The Company's independent directors annually review all director performance over the past year and make recommendations to the Board for future nominations. When evaluating director nominees, the Company's independent directors consider the following factors:

•	The appropriate size of the Company’s Board of Directors;

•	The needs of the Company with respect to the particular talents and experience of its directors;

•
The knowledge, skills and experience of nominees, including experience in finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

•	Experience in political affairs;

•	Experience with accounting rules and practices; and

•	The desire to balance the benefit of continuity with the periodic injection of the fresh perspective provided by new Board members.

The Company’s goal is to assemble a Board that brings together a variety of perspectives and skills derived from high quality business and professional experience. In doing so, the Board will also consider candidates with appropriate non-business backgrounds.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Board may also consider such other factors as it may deem are in the best interests of the Company and its stockholders. In addition, the Board identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination. If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the Board then identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Board are polled for suggestions as to individuals meeting the criteria described above. The Board may also engage in research to identify qualified individuals. To date, the Company has not engaged third parties to identify or evaluate or assist in identifying potential nominees, although the Company reserves the right in the future to retain a third party search firm, if necessary. The Board does not typically consider shareholder nominees because it believes that its current nomination process is sufficient to identify directors who serve the Company's best interests.

MEETINGS OF THE BOARD OF DIRECTORS

During the 2005 fiscal year, the board met eight times, either in person or by telephonic conference. Each incumbent Director attended in excess of 75 percent of the total meetings of the Board.

Various matters were also approved by consent resolution which in each case was signed by each of the members of the board of directors then serving.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE NOMINEES. PROXIES SOLICITED BY SKINVISIBLE, INC. WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

PROPOSAL NO. 2
CONFIRMATION OF APPOINTMENT OF AUDITORS

The Board of Directors has selected Sarna & Company as the Company’s independent auditors to examine the Company’s financial statements for the fiscal year ended December 31, 2006. The shareholders are being asked to confirm this appointment.

Representatives of Sarna & Company are not expected to be present at the annual meeting of the shareholders.

AUDIT FEES

The aggregate fees billed by our auditors for professional services rendered in connection with a review of the financial statements included in our quarterly reports on Form 10-QSB and the audit of our annual consolidated financial statements for the fiscal years ended December 31, 2004 and 2005 were approximately $29,140 and $19,890 respectively.

AUDIT-RELATED FEES

Our auditors did not bill any additional fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements.

TAX FEES

The aggregate fees billed by our auditors for professional services for tax compliance, tax advice, and tax planning were $0 and $0 for the fiscal years ended December 31, 2004 and 2005.

ALL OTHER FEES

The aggregate fees billed by our auditors for all other non-audit services, such as attending meetings and other miscellaneous financial consulting, for the fiscal years ended December 31, 2004 and 2005 were $0 and $0 respectively.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF CONFIRMING SARNA & COMPANY AS THE COMPANY’S INDEPENDENT AUDITORS. PROXIES SOLICITED BY SKINVISIBLE, INC. WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

PROPOSAL NO. 3
APPROVE THE 2006 SKINVISIBLE, INC. STOCK OPTION PLAN

On July 15, 2006, the board of directors adopted the 2006 Skinvisible, Inc. Stock Option Plan (the “Plan”) and has recommended it to the shareholders for approval. The purpose of this Plan is to strengthen Skinvisible, Inc. by providing incentive stock options as a means to attract, retain and motivate key corporate personnel, through ownership of Skinvisible, Inc. stock, and to attract individuals of outstanding ability to render services to and enter the employment of Skinvisible, Inc. The stock available for granting options under the Plan shall be shares of the Company's authorized but unissued, or reacquired, Common Stock. The maximum aggregate number of shares of the Company’s common stock that may be issued pursuant to exercise of options granted under the Plan shall not exceed 10,000,000 shares of common stock, including shares previously issued under the Plan. Unless sooner terminated by the Board in its sole discretion, this Plan will expire on July 15, 2016. The full text of the Stock Option Plan is attached hereto as Appendix A.

The board has not as yet issued any options under the plan.

In summary, this plan provides as follows:

Types of Stock Options

There shall be two types of Stock Options (referred to herein as "Options" without distinction between such different types) that may be granted under this Plan: (1) Options intended to qualify as Incentive Stock Options under Section 422 of the Internal Revenue Code (“Qualified Stock Options”), and (2) Options not specifically authorized or qualified for favorable income tax treatment under the Internal Revenue Code (“Non-Qualified Stock Options”).

Administration of the Plan

This Plan shall be administered by the Board of Directors or by a Compensation Committee (hereinafter the “Committee”) composed of members selected by, and serving at the pleasure of, the Board of Directors (the “Plan Administrator”). Subject to the provisions of the Plan, the Plan Administrator shall have authority to construe and interpret the Plan, to promulgate, amend, and rescind rules and regulations relating to its administration, to select, from time to time, among the eligible employees and non-employee consultants (as determined pursuant to Section 5) of the Company and its subsidiaries those employees and consultants to whom Stock Options will be granted, to determine the duration and manner of the grant of the Options, to determine the exercise price, the number of shares and other terms covered by the Stock Options, to determine the duration and purpose of leaves of absence which may be granted to Stock Option holders without constituting termination of their employment for purposes of the Plan, and to make all of the determinations necessary or advisable for administration of the Plan. The interpretation and construction by the Plan Administrator of any provision of the Plan, or of any agreement issued and executed under the Plan, shall be final and binding upon all parties. No member of the Committee or Board shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

Grant of Options

The Company is hereby authorized to grant Incentive Stock Options as defined in section 422 of the Code to any employee or director (including any officer or director who is an employee) of the Company, or of any of its subsidiaries; provided, however, that no person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any of its parent or subsidiary corporations, shall be eligible to receive an Incentive Stock Option under the Plan unless at the time such Incentive Stock Option is granted the Option price is at least 110% of the fair market value of the shares subject to the Option, and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

An employee may receive more than one Option under the Plan. Non-Employee Directors shall be eligible to receive Non--Qualified Stock Options in the discretion of the Plan Administrator. In addition, Non--Qualified Stock Options may be granted to employees, officers, directors and consultants who are selected by the Plan Administrator.

Stock Subject to Plan

The stock available for grant of Options under the Plan shall be shares of the Company's authorized but unissued, or reacquired, Common Stock. Subject to adjustment as provided herein, the maximum aggregate number of shares of the Company’s common stock that may be issued pursuant to exercise of options granted under the Plan shall not exceed 10,000,000 shares of common stock, including shares previously issued under the Plan or other stock option plans created by the Company.

The maximum number of shares for which an Option may be granted to any Optionee during any calendar year shall not exceed five percent (5%) of the issued and outstanding common shares of the Company. In the event that any outstanding Option under the Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of the Option shall again be available for Options under the Plan as if no Option had been granted with regard to such shares.

Terms and Conditions of Options

Specific requirements for the terms and conditions of all Option Agreements entered into are detailed in the Plan.

Termination of Amendment of the Plan

The Board may at any time terminate or amend the Plan; provided that, without approval of the holders of a majority of the shares of Common Stock of the Company represented and voting at a duly held meeting at which a quorum is present or the written consent of a majority of the outstanding shares of Common Stock, there shall be (with limited exception) no increase in the total number of shares covered by the Plan, no change in the class of persons eligible to receive options granted under the Plan, no reduction in the limits for determination of the minimum exercise price of Options granted under the Plan, and no extension of the limits for determination of the latest date upon which Options may be exercised; and provided further that, without the consent of the Optionee, no amendment may adversely affect any then outstanding Option or any unexercised portion thereof.

Indemnification

The Plan Administrator shall be indemnified by the Company against reasonable expense, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein to which they, or any of them, may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against any and all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company).

Effective Date and Term of the Plan

This Plan became effective (the "Effective Date") on July15, 2006, the date of adoption by the board of directors. Unless sooner terminated by the Board in its sole discretion, this plan will expire on July 15, 2016.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE RATIFYING THE STOCK OPTION PLAN. PROXIES SOLICITED BY SKINVISIBLE, INC. WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

FORWARD -LOOKING STATEMENTS

This proxy statement includes statements that are not historical facts. These statements are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 and are based, among other things, on our current plans and expectations. As such, these forward-looking statements involve uncertainty and risk.

The Company does not undertake any obligation to update the forward-looking statements contained in this proxy statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.

FUTURE STOCKHOLDER PROPOSALS

It is anticipated that the release date for Skinvisible’s proxy statement and form of proxy for its next annual meeting of shareholders will be August 31, 2007.

For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not later than the close of business on the sixtieth (60th) day nor earlier than the close of business on the ninetieth (90th) day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholder to be timely must be so received not earlier than the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or, in the event public announcement of the date of such annual meeting is first made by the corporation fewer than seventy (70) days prior to the date of such annual meeting, the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the corporation.

A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the corporation's books, of the stockholder proposing such business, (iii) the class and number of shares of the corporation which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act"), in his capacity as a proponent to a stockholder proposal.

WHERE YOU CAN FIND MORE INFORMATION

Skinvisible is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. Skinvisible files reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC’s Public Reference

Section at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.

The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.

FINANCIAL AND OTHER INFORMATION

Upon appointment by the Board, Sarna & Company, independent public accountants, audited and reported on the consolidated financial statements of the Company and its subsidiaries for the fiscal year ended December 31, 2005. Such financial statements can be found in the Company’s 10-KSB filed on March 31, 2006, and are incorporated by reference in this Proxy Statement. The Company is sending to shareholders as of the record date the Company’ annual report for the most recent fiscal year.

By Order of the Board of Directors
of Skinvisible, Inc.

/s/ Terry Howlett
Terry Howlett
President and Chief Executive Officer

SKINVISIBLE, INC.
PROXY

FOR ANNUAL MEETING OF THE SHAREHOLDERS OF SKINVISIBLE, INC.THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Terry Howlett with full power of substitution as proxy to vote the shares which the undersigned is entitled to vote at the Annual Meeting of the Company to be held at 3273 E. Warm Springs Rd., Las Vegas, Nevada 89120, on August 31, 2006, at 10:00 a.m. Pacific Standard Time, and at any adjournments thereof.

Please mark your votes as indicated [X]  Total Number of Shares Held: ______________

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

1. Election of directors: Terry Howlett, Jost Steinbruchel, and Greg McCartney

FOR Election of directors	NOT FOR Election of directors	Withhold
[_]	[_]	[_]

Except vote withheld from following nominee(s) listed above.

___________________________ ________________________

2. Confirmation of Appointment of Auditors: Sarna & Company

FOR Appointment of auditors	NOT FOR Appointment of auditors	Abstain
[_]	[_]	[_]

3. Approval of Stock Option Plan

FOR Approval of Stock Option Plan	NOT FOR Approval of stock option plan	Abstain
[_]	[_]	[_]

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature(s)                                                                         Dated: ________________, 2006

___________________________                                ___________________________

_______________________                                          ___________________________
Print Name                            Print Name

PLEASE SIGN AND RETURN THIS PROXY PROMPTLY.

APPENDIX A

2006 STOCK OPTION PLAN OF
SKINVISIBLE, INC.
A Nevada Corporation

1. Purpose of the Plan

The purpose of this Plan is to strengthen Skinvisible, Inc. by providing incentive stock options as a means to attract, retain and motivate key corporate personnel, through ownership of stock of the Company, and to attract individuals of outstanding ability to render services to and enter the employment of the Company or its subsidiaries.

2. Types of Stock Options

There shall be two types of Stock Options (referred to herein as "Options" without distinction between such different types) that may be granted under this Plan: (1) Options intended to qualify as Incentive Stock Options under Section 422 of the Internal Revenue Code (“Qualified Stock Options”), and (2) Options not specifically authorized or qualified for favorable income tax treatment under the Internal Revenue Code (“Non-Qualified Stock Options”).

3. Definitions

The following definitions are applicable to the Plan:

(a)	Board. The Board of Directors of the Company.

(b)	Code. The Internal Revenue Code of 1986, as amended from time to time.

(c)	Common Stock. The shares of Common Stock of the Company.

(d)	Company. Skinvisible, Inc., a Nevada corporation.

(e)	Consultant. An individual or entity that renders professional services to the Company as an independent contractor and is not an employee or under the direct supervision and control of the Company.

(f)
Disabled or Disability. For the purposes of Section 7, a disability of the type defined in Section 22(e)(3) of the Code. The determination of whether an individual is Disabled or has a Disability is determined under procedures established by the Plan Administrator for purposes of the Plan.

(g)
Fair Market Value. For purposes of the Plan, the “fair market value" per share of Common Stock of the Company at any date shall be: (a) if the Common Stock is listed on an established stock exchange or exchanges or the NASDAQ National Market, the closing price per share on the last trading day immediately preceding such date on the principal exchange on which it is traded or as reported by NASDAQ; or (b) if the Common Stock is not then listed on an exchange or the NASDAQ National Market, but is quoted on the NASDAQ Small Cap Market, the NASDAQ electronic bulletin board or the National Quotation Bureau pink sheets, the average of the closing bid and asked prices per share for the Common Stock as quoted by NASDAQ or the National Quotation Bureau, as the case may be, on the last trading day immediately preceding such date; or (c) if the Common Stock is not then listed on an exchange or the   NASDAQ National Market, or quoted by NASDAQ or the National Quotation Bureau, an amount determined in good faith by the Plan Administrator.

(h)	Incentive Stock Option. Any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

(i)	Non-Qualified Stock Option. Any Stock Option that is not an Incentive Stock Option.

(j)	Optionee. The recipient of a Stock Option.

(k)	Plan Administrator. The board or a committee designated by the Board pursuant to Section 4 to administer and interpret the terms of the Plan.

(l)	Stock Option. Any option to purchase shares of Common Stock granted pursuant to Section 7.

4. Administration of the Plan

This Plan shall be administered by a “Compensation Committee” or “Plan Administrator” composed of members selected by, and serving at the pleasure of, the Board of Directors. Subject to the provisions of the Plan, the Plan Administrator shall have authority to construe and interpret the Plan, to promulgate, amend, and rescind rules and regulations relating to its administration, to select, from time to time, among the eligible employees and non-employee consultants (as determined pursuant to Section 5) of the Company and its subsidiaries those employees and consultants to whom Stock Options will be granted, to determine the duration and manner of the grant of the Options, to determine the exercise price, the number of shares and other terms covered by the Stock Options, to determine the duration and purpose of leaves of absence which may be granted to Stock Option holders without constituting termination of their employment for purposes of the Plan, and to make all of the determinations necessary or advisable for administration of the Plan. The interpretation and construction by the Plan Administrator of any provision of the Plan, or of any agreement issued and executed under the Plan, shall be final and binding upon all parties. No member of the Committee or Board shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

All of the members of the Committee shall be persons who, in the opinion of counsel to the Company, are outside directors and "non-employee directors" within the meaning of Rule l6b-3(b)(3)(i) promulgated by the Securities and Exchange Commission. -From time to time, the Board may increase or decrease the size of the Committee, and add additional members to, or remove members from, the Committee. The Committee shall act pursuant to a majority vote, or the written consent of a majority of its members, and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the provisions of the Plan and the directions of the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may deem advisable.

At the option of the Board, the entire Board of Directors of the Company may act as the Plan Administrator during such periods of time as all members of the Board are “outside directors” as defined in Prop. Treas. Regs. §1.162-27(e)(3), except that this requirement shall not apply during any period of time prior to the date the Company's Common Stock becomes registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

5. Grant of Options

The Company is hereby authorized to grant Incentive Stock Options as defined in section 422 of the Code to any employee or director (including any officer or director who is an employee) of the Company, or of any of its subsidiaries; provided, however, that no person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any of its parent or subsidiary corporations, shall be eligible to receive an Incentive Stock Option under the Plan unless at the time such Incentive Stock Option is granted the Option price is at least 110% of the fair market value of the shares subject to the Option, and such Option by its terms is not exercisable after the expiration of five years frorn the date such Option is granted.

An employee may receive more than one Option under the Plan. Non-Employee Directors shall be eligible to receive Non--Qualified Stock Options in the discretion of the Plan Administrator. In addition, Non--Qualified Stock Options may be granted to Consultants who are selected by the Plan Administrator.

6. Stock Subject to Plan

The stock available for grant of Options under this Plan shall be shares of the Company's authorized but unissued, or reacquired, Common Stock. The aggregate number of shares that may be issued pursuant to exercise of Options granted under the Plan, as amended, shall not exceed 10,000,000 shares of common stock (subject to adjustment as provided herein), including shares previously issued under this Plan. The maximum number of shares for which an Option may be granted to any Optionee during any calendar year shall not exceed 5% of the issued and outstanding shares. In the event that any outstanding Option under the Plan for any reason expires or is terminated, the shares of

Common Stock allocable to the unexercised portion of the Option shall again be available for Options under the Plan as if no Option had been granted with regard to such shares.

7. Terms and Conditions of Options

Options granted under the Plan shall be evidenced by agreements (which need not be identical) in such form and containing such provisions that are consistent with the Plan as the Plan Administrator shall from time to time approve. Such agreements may incorporate all or any of the terms hereof by reference and shall comply with and be subject to the following terms and conditions:

(a)	Number of Shares. Each Option agreement shall specify the number of shares subject to the Option.

(b)
Option Price. The purchase price for the shares subject to any Option shall be determined by the Plan Administrator at the time of the grant, but shall not be less than 85% of Fair Market Value per share. Anything to the contrary notwithstanding, the purchase price for the shares subject to any Incentive Stock Option shall not be less than 100% of the Fair Market Value of the shares of Common Stock of the Company on the date the Stock Option is granted. In the case of any Option granted to an employee who owns stock possessing more than
10% of the total combined voting power of all classes of stock of the Company, or any of its parent or subsidiary corporations, the Option price shall not be less than 110% of the Fair Market Value per share of the Common Stock of the Company on the date the Option is granted. For purposes of determining the stock ownership of an employee, the attribution rules of Section 424(d) of the Code shall apply.

(c)
Notice and Payment. Any exercisable portion of a Stock Option may be exercised only by: (a) delivery of a written notice to the Company prior to the time when such Stock Option becomes unexercisable herein, stating the number of shares bring purchased and complying with all applicable rules established by the Plan Administrator; (b) payment in full of the exercise price of such Option by, as applicable, delivery of: (i) cash or check for an amount equal to the aggregate Stock Option exercise price for the number of shares being purchased, (ii) in the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, a copy of instructions to a broker directing such broker to sell the Common Stock for which such Option is exercised, and to remit to the Company the aggregate exercise price of such Stock Option (a "cash1ess exercise"), or (iii) in the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, shares of the Company's Common Stock owned by the Optionee, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate purchase price of the shares with respect to which such Stock Option or portion is thereby exercised (a "stock-for-stock exercise"); (c) payment of the amount of tax required to be withheld (if any) by the Company, or any parent or subsidiary corporation as a result of the exercise of a Stock Option. At the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, the Optionee my pay all or a portion of the tax withholding by: (i) cash or check payable to the Company, (ii) a cashless exercise, (iii) a stock-for-stock exercise, or (iv) a combination of one or more of the foregoing payment rnethods; and (d) delivery of a written notice to the Company requesting that the Company direct the transfer agent to issue to the Optionee (or his designee) a certificate for the number of shares of Common Stock for which the Option was exercised or, in the case of a cashless exercise, for any shares that were not sold in the cashless exercise. Notwithstanding the foregoing, the Company, in its sole discretion, may extend and maintain, or mange for the extension and maintenance of credit to any Optionee to finance the Optionee’s purchase of shares pursuant to the exercise of any Stock Option, on such terms as may be approved by the Plan Administrator, subject to applicable regulations of the Federal Reserve Board and any other laws or regulations in effect at the time such credit is extended.

(d)
Terms of Option. No Option shall be exercisable after the expiration of the earliest of: (a) ten years after the date the Option is granted, (b) three months after the date the Optionee's employment with the Company and its subsidiaries terminates, or a Non-Employee Director or Consultant ceases to provide services to the Company, if such termination or cessation is for any reason other than Disability or death, (c) one year after the date the Optionee's employment with the Company, and its subsidiaries, terminates, or a Non--Employee Director or Consultant ceases to provide services to the Company, if such termination or cessation is a result of death or Disability; provided, however, that the Option agreement for any Option may provide for shorter periods in each of the foregoing instances. In the case of an Incentive Stock Option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any of its parent or subsidiary corporations, the term set forth in (a) above shall not be more than five years after the date the Option is granted.

(e)
Exercise of an Option. No Option shall be exercisable during the lifetime of the Optionee by any person other than the Optionee. Subject to the foregoing, the Plan Administrator shall have the power to set the time or times within which each Option shall be exercisable and to accelerate the time or times of exercise; provided however, the Option shall provide the right to exercise at the rate of at least 20% per year over five years from the date the Option is granted. Unless otherwise provided by the Plan Administrator, each Option granted under the Plan shall become exercisable on a cumulative basis as to one--third (1/3) of the total number of shares covered thereby at any time after one year from the date the Option is granted and an additional one-third (1/3) of such total number of shares at any time after the end of each consecutive one-year period thereafter until the Option has become exercisable as to all of such total number of shares. To the extent that an Optionee has the right to exercise an Option and purchase shares pursuant hereto, the Option may be exercised from time to time by written notice to the Company, stating the number of shares being purchased and accompanied by payment in full of the exercise price for such shares.

(f)	No Transfer of Option. No Option shall be transferable by an Optionee otherwise than by will or the laws of descent and distribution.

(g)
Limit on Incentive Stock Option. The aggregate Fair Market Value (determined at the time the Option is granted) of the stock with respect to which an Incentive Stock Option is granted and exercisable for the first time by an Optionee during any calendar year (under all Incentive Stock Option plans of the Company and its subsidiaries) shall not exceed $100,000. To the extent the aggregate Fair Market Value (determined at the time the Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all Incentive Stock Option plans of the Company and any parent or subsidiary corporations) exceeds $100,000, such Stock Options shall be treated as Non--Qualified Stock Options. The determination of which Stock Options shall be treated as Non--Qualified Stock Options shall be made by taking Stock Options into account in the Order in which they were granted.

(h)
Restriction on Issuance of Shares. The issuance of Options and shares shall be subject to compliance with all of the applicable requirements of law with respect to the issuance and sale of securities, including, without limitation, any required qualification under state securities laws. If an Optionee acquires shares of Common Stock pursuant to the exercise of an Option, the Plan Administrator, in its sole discretion, may require as a condition of issuance of shares covered by the Option that the shares of Common Stock be subject to restrictions on transfer. The Company may place a legend on the share certificates reflecting the fact that they are subject to restrictions on transfer pursuant to the terms of this Section. In addition, the Optionee may be required to execute a buy-sell agreement in favor of the Company or its designee with respect to all or any of the shares so acquired. In such event, the terms of any such agreement shall apply to the optioned shares.

(i)
Investment Representation. Any Optionee may be required, as a condition of issuance of shares covered by his or her Option, to represent that the shares to be acquired pursuant to exercise will be acquired for investment and without a view toward distribution thereof, and in such case, the Company may place a legend on the share certificate(s) evidencing the fact that they were acquired for investment and cannot be sold or transferred unless registered under the Securities Act of 1933, as amended, or unless counsel for the Company is satisfied that the circumstances of the proposed transfer do not require such registration.

(j)
Rights as a Shareholder or Employee. An Optionee or transferee of an Option shall have no right as a stockholder of the Company with respect to any shares covered by any Option until the date of the issuance of a share certificate for such shares. No adjustment shall be made for dividends (Ordinary or extraordinary, whether cash, securities, or other property), or distributions or other rights for which the record date is prior to the date such share certificate is issued, except as provided in paragraph (m) below. Nothing in the Plan or in any Option agreement shall confer upon any employee any right to continue in the employ of the Company or any of its subsidiaries or interfere in any way with any right of the Company or any subsidiary to terminate the Optionee's employment at any time.

(k)	No Fractional Shares. In no event shall the Company be required to issue fractional shares upon the exercise of an Option.

(l)
Exercise in the Event of Death. In the event of the death of the Optionee, any Option or unexercised portion thereof granted to the Optionee, to the extent exercisable by him or her on the date of death, may be exercised by the Optionee's personal representatives, heirs, or legatees subject to the provisions of paragraph (d) above.

(m)
Recapitalization or Reorganization of the Company. Except as otherwise provided herein, appropriate and proportionate adjustments shall be made (1) in the number and class of shares subject to the Plan, (2) to the Option rights granted under the Plan, and (3) in the exercise price of such Option rights, in the event that the number of shares of Common Stock of the Company are increased or decreased as a result of a stock dividend (but only on Common Stock), stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, separation, or like change in the corporate or capital structure of the Company. In the event there shall be any other change in the number or kind of the outstanding shares of Common Stock of the Company, or any stock or other securities into which such common stock shall have been changed, or for which it shall have been exchanged, whether by reason of a complete liquidation of the Company or a merger, reorganization, or consolidation with any other corporation in which the Company is not the surviving corporation, or the Company becomes a wholly-owned subsidiary of another corporation, then if the Plan Administrator shall, in its sole discretion, determine that such change equitably requires an adjustment to shares of Common Stock currently subject to Options under the Plan, or to prices or terms of outstanding Options, such adjustment shall be made in accordance with such determination.

To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustment shall be made by the Plan Administrator, the determination of which in that respect shall be final, binding, and conclusive. No right to purchase fractional shares shall result from any adjustment of Options pursuant to this Section. In case of any such adjustment, the shares subject to the Option shall he rounded down to the nearest whole share. Notice of any adjustment shall be given by the Company to each Optionee whose Options shall have been so adjusted and such adjustment (whether or not notice is given) shall be effective and binding for all purposes of the Plan.
In the event of a complete liquidation of the Company or a merger, reorganization, or consolidation of the Company with any other corporation in which the Company is not the surviving corporation, or the Company becomes a wholly-owned subsidiary of another corporation, any unexercised Options granted under the Plan shall be deemed cancelled unless the surviving corporation in any such merger, reorganization, or consolidation elects to assume the Options under the Plan or to issue substitute Options in place thereof; provided, however, that notwithstanding the foregoing, if such Options would be cancelled in accordance with the foregoing, the Optionee shall have the right exercisable during a ten-day period ending on the fifth day prior to such liquidation, merger, or consolidation to exercise such Option in whole or in part without regard to any installment exercise provisions in the Option agreement.

(n)
Modification, Extension and Renewal of Options. Subject to the terms and conditions and within the limitations of the Plan, the Plan Administrator may modify, extend or renew outstanding options granted under the Plan and accept the surrender of outstanding Options (to the extent not theretofore exercised). The Plan Administrator shall not, however, without the approval of the Board, modify any outstanding Incentive Stock Option in any manner that would cause the Option not to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code. Notwithstanding the foregoing. no modification of an Option shall, without the consent of the Optionee, alter or impair any rights of the Optionee under the Option.

(o)	Other Provisions. Each Option may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Plan Administrator.

8. Termination or Amendment of the Plan

The Board may at any time terminate or amend the Plan; provided that, without approval of the holders of a majority of the shares of Common Stock of the Company represented and voting at a duly held meeting at which a quorum is present or the written consent of a majority of the outstanding shares of Common Stock, there shall be (except by operation of the provisions of paragraph (m) above) no increase in the total number of shares covered by the Plan, no change in the class of persons eligible to receive options granted under the Plan, no reduction in the exercise price of Options granted under the Plan, and no extension of the latest date upon which Options may be exercised; and provided further that, without the consent of the Optionee, no amendment may adversely affect any then outstanding Option or any unexercised portion thereof.

9. Indemnification

In addition to such other rights of indemnification as they may have as members of the Board Committee that administers the Plan, the members of the Plan Administrator shall be indemnified by the Company against reasonable expense, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein to which they, or any of them, may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against any and all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company). In addition, such members shall be indemnified by the Company for any amount paid by them in satisfaction of a judgment in any action, suit, or proceeding, except in relation to matters as to which it shall have been adjudged that such member is liable for negligence or misconduct in the performance of his or her duties, provided however that within 60 days after institution of any such action, suit, or proceeding, the member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

10. Effective Date and Term of the Plan

This Plan shall become effective (the "Effective Date") on the date of adoption by the board of directors as evidenced by the date and signature below. Options granted under the Plan prior to shareholder approval are subject to cancellation by the Plan Administrator if shareholder approval is not obtained within 12 months of the date of adoption. Unless sooner terminated by the Board in its sole discretion, this Plan will expire on July 15, 2016.

IN WITNESS WHEREOF, the Company by its duly authorized officer, has caused this Plan to be executed this 15th day of July, 2006.

Skinvisible, Inc.

/s/     Terry Howlett
By:    Terry Howlett
Its:    CEO, CFO & Director